SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  January 19, 2005
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                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                      000-24057                  78-1847108
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
 of Incorporation)                                           Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 972-450-6000

ITEM 7.01. Regulation FD Disclosure.

         On January 19, 2005, Rush Financial Technologies, Inc. issued a press release announcing the release of its RushTrade Advanced Order Management System
(OMS), which includes One Cancels Other (OCO), One Triggers Other (OTO), and a number of added conditional order types. Such press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished to, and shall not be deemed to be "filed" with, the SEC. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

               99.1 Press Release of Rush Financial Technologies, Inc. filed January 19, 2005.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.
                                            (Registrant)

Date:  January 20, 2005                     By:   /s/ Dewey M. Moore, Jr.
                                               -------------------------------
                                               Dewey M. Moore, Jr.
                                               Chief Executive Officer



                                  EXHIBIT INDEX

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  Exhibit #                     Description                             Page #
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    99.1        Press Release of Rush Financial Technologies, Inc.        3
                filed January 19, 2005
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